                        Exhibit 10dd
                        ------------

             FIRST AMENDMENT TO SUPPLY AGREEMENT
             -----------------------------------



          THIS IS A FIRST AMENDMENT TO SUPPLY AGREEMENT dated as of April 15, 1992 (the "First Amendment"), between CONE MILLS CORPORATION, a North Carolina corporation ("Cone"), and LEVI STRAUSS & CO., a Delaware corporation ("LS&CO.").


                     B A C K G R O U N D
                     -------------------

          Cone and LS&CO. are parties to a Supply Agreement, dated as of March 30, 1992 (the "Agreement"). They wish to amend the Agreement in the manner described in this First Amendment. This First Amendment is intended to be and is an "instrument in writing signed by both parties" as contemplated by Section 9 (captioned "Entire Agreement; Amendment") of the Agreement.


THE PARTIES AGREE AS FOLLOWS:


1.  Amendment to Section 1.3
    ------------------------


          Section 1.3 of the Agreement is amended in its entirety as follows:

          "Order Documentation" means the purchase orders, confirmations of sales, invoices, releases, electronic data interchange protocols and communications and other documents and communications customarily used by Cone and LS&CO. in documenting orders by, and shipments to, LS&CO., of XXX Denim.


2.  Amendment to Section 9
    ----------------------



          Section 9 of the Agreement is amending by amending its last sentence in its entirety as follows:

          This Agreement may not be amended or modified except by an instrument in writing signed by both parties. The Order Documentation may not be amended or modified except as approved by both parties, it being understood that Cone and LS&CO. have and continue to work cooperatively in adapting new technologies and practices in order to improve the efficiency of ordering and shipment of XXX Denim.

3.  Conforming Changes
    ------------------


          The signature page of the Agreement is amended by deleting the phrase "Exhibit A Order Documentation" appearing below the signatures, it being understood that the Agreement now has only one exhibit, the form of lease agreement identified as "Exhibit B."


4.  No Other Modifications
    ----------------------


          Except as expressly described in this First Amendment, Cone and LS&CO. do not intend to and are not modifying any other provisions of the Agreement, and the Agreement, as amended by this First Amendment, remains in full force and effect.


          IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers as of the date and year first above written.


                                          CONE MILLS CORPORATION


                                          By:
                                               ------------------------------

                                               Title:
                                                       ----------------------


                                          LEVI STRAUSS & CO.


                                          By:
                                               ------------------------------

                                               Title:
                                                       ----------------------